                               THE TORO COMPANY

                            OFFICERS' CERTIFICATE
                                 ESTABLISHING
                           TERMS OF DEBT SECURITIES


    The undersigned, Stephen P. Wolfe, Vice President Finance, Treasurer and Chief Financial Officer of The Toro Company (the "Company") and J. Lawrence McIntyre, Vice President, Secretary and General Counsel of the Company, pursuant to authority vested in us by resolution of the Board of Directors of the Company on May 27, 1997, hereby establish, and certify the establishment of, the Company's 7.125% Notes due June 15, 2007 (the "Notes") and the Company's 7.80% Debentures due June 15, 2027 (the "Debentures") to be issued under the Indenture dated January 31, 1997 (the "Indenture") between the Company and First Trust National Association, as Trustee (the "Trustee"), as follows:

                         7.125% NOTES DUE JUNE 15, 2007

    There is hereby established under the Indenture a series of debt securities of the Company designated the 7.125% Notes due June 15, 2007, as to which the following terms are hereby approved:

    1.   The title of the Notes is "7.125% Notes due June 15, 2007".

    2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 3.04, 3.05, 3.06, 9.06 or
11.07 of the Indenture) is $75,000,000.

    3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment, except that interest payable on June 15, 2007 shall be payable to the persons to whom principal is payable on such date.

    4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be June 15, 2007.

    5. The rate at which each of the Notes shall bear interest shall be 7.125% per annum. The date from which interest shall accrue for each of the Notes shall be June 15, 1997. The interest payment dates on which interest on the Notes shall be payable are June 15 and December 15 commencing December 15, 1997. The regular record dates for the interest payable on the Notes on any interest payment date shall be the May 31 and November 30 as the case may be, immediately preceding such interest payment date.

    6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee, which at the date hereof is 180 East Fifth Street, St. Paul, Minnesota 55101, and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest, other than at Stated Maturity (as defined in the Indenture), may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture).

    7. The Notes may be redeemed, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes plus accrued interest thereon to the date of redemption or (ii) as determined by a Quotation Agent (as defined below), the sum of (x) the present value of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus
(y) interest thereon, if any, accrued as of the date of redemption.

    "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.15%.

    "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

    "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

    "Quotation Agent" means the Reference Treasury Dealer appointed by the Trustee after consultation with the Company. "Reference Treasury Dealer" means (a) Goldman, Sachs & Co. and their successors; provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

    Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

    Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

    8. There is no obligation of the Company to redeem or purchase any of the Notes pursuant to any sinking fund or analogous provisions, or to repay any of the Notes prior to Stated Maturity at the option of a Holder thereof.

    9. The Notes shall be issued as Global Securities (as defined in the Indenture) under the Indenture. The Depository Trust Company is hereby designated as the Depositary for the Notes under the Indenture. The form of the Global Securities for the Notes shall be as set forth in Annex I hereto.

    10. The entire principal amount of the Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.02 of the Indenture.

    11. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                        7.80% DEBENTURES DUE JUNE 15, 2027

    There is hereby established under the Indenture a series of debt securities of the Company designated the 7.80% Debentures due June 15, 2027, as to which the following terms are hereby approved:

    1.   The title of the Debentures is 7.80% Debentures due June 15, 2027".

    2. The limit upon the aggregate principal amount of the Debentures which may be authenticated and delivered under the Indenture (except for Debentures authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture) is $100,000,000.

    3. Interest on the Debentures shall be payable to the persons in whose name the Debentures are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment, except that interest payable on June 15, 2027 shall be payable to the persons to whom principal is payable on such date.

    4. The date on which the principal of the Debentures is payable, unless accelerated pursuant to the Indenture, shall be June 15, 2027.

    5. The rate at which each of the Debentures shall bear interest shall be 7.80% per annum. The date from which interest shall accrue for each of the Debentures shall be June 15, 1997. The interest payment dates on which interest on the Debentures shall be payable are June 15 and December 15 commencing December 15, 1997. The regular record dates for the interest payable on the Debentures on any interest payment date shall be the May 31 and November 30 as the case may be, immediately preceding such interest payment date.

    6. The place or places where the principal of and interest on the Debentures shall be payable, the Debentures may be surrendered for registration of transfer, the Debentures may be surrendered for exchange and notices may be given to the Company in respect of the Debentures is at the office of the Trustee, which at the date hereof is 180 East Fifth Street, St. Paul, Minnesota 55101, and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest, other than at Stated Maturity (as defined in the Indenture), may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture).

    7. The Debentures may be redeemed, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Debentures plus accrued interest thereon to the date of redemption or (ii) as determined by a Quotation Agent (as defined below), the sum of (x) the present value of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus (y) interest thereon, if any, accrued as of the date of redemption.

    "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.20%.

    "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

    "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

    "Quotation Agent" means the Reference Treasury Dealer appointed by the Trustee after consultation with the Company. "Reference Treasury Dealer" means (a) Goldman, Sachs & Co. and their successors; provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

    Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

    Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Debentures or portions thereof called for redemption.

    8. There is no obligation of the Company to redeem or purchase any of the Debentures pursuant to any sinking fund or analogous provisions, or to repay any of the Debentures prior to Stated Maturity at the option of a Holder thereof.

    9. The Debentures shall be issued as Global Securities (as defined in the Indenture) under the Indenture. The Depository Trust Company is hereby designated as the Depositary for the Debentures under the Indenture. The form of the Global Securities for the Debentures shall be as set forth in Annex II hereto.

    10. The entire principal amount of the Debentures shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.02 of the Indenture.

    11. Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

                                    GENERAL

    The terms and conditions of the Indenture shall apply to the Notes and Debentures generally subject to the specific terms of the Notes and Debentures set forth herein.

    The Trustee is appointed as Paying Agent (as defined in the Indenture).

    The foregoing terms and forms of the respective Securities have been established in conformity with the provisions of the Indenture.

    Each of the undersigned has read the provisions of Sections 3.01 and 3.03 of the Indenture and the definitions relating thereto and the resolutions adopted by the Board of Directors of the Company authorizing the execution of the Indenture and the establishment of the Notes and Debentures. In the opinion of each of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the respective series of Securities under the Indenture have been complied with. In the opinion of each of the undersigned, all such conditions precedent have been complied with.

    IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 18th day of June, 1997.


                                       /s/ STEPHEN P. WOLFE
                                       -----------------------------------
                                       Stephen P. Wolfe
                                       Vice President, Treasurer and
                                       Chief Financial Officer


                                       /s/ J. LAWRENCE McINTYRE
                                       -----------------------------------
                                       J. Lawrence McIntyre
                                       Vice President, Secretary and
                                       General Counsel

                                                                       ANNEX I


NO. ________________                                            $_____________

                               THE TORO COMPANY

                        7.125% NOTE DUE JUNE 15, 2007


THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PRINCIPAL AMOUNT:

MATURITY DATE:   June 15, 2007

DATED DATE:

INTEREST RATE:   7.125%

CUSIP:   891092AC2

INTEREST PAYMENT DATES:   June 15 and December 15, commencing December 15, 1997

REGULAR RECORD DATES:   May 31 and November 30

    The Toro Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $__________________ on June 15, 2007 and to pay interest thereon from June 15, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 1997, at the rate of 7.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 31 or November 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

    Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

    Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 31, 1997 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and First Trust National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations or rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $75,000,000.

    The Securities of this series may be redeemed, in whole or in part, at the option of the Company at any time at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued interest thereon to the date of redemption or (ii) as determined by a Quotation Agent (as defined below), the sum of (x) the present value of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus (y) interest thereon, if any, accrued as of the date of redemption.

    "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.15%.

    "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

    "Comparable Treasury Price" means, with respect to any Redemption Date,
(A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

    "Quotation Agent" means the Reference Treasury Dealer appointed by the Trustee after consultation with the Company. "Reference Treasury Dealer" means (a) Goldman, Sachs & Co. and their successors; provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

    Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

    Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

    In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

    The Indenture contains provisions for Defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer of this Security or in exchange for or in lieu of this Security, whether or not notation of such consent or waiver is made upon this Security.

    As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Securities shall be governed by and construed in accordance with the laws of the State of New York.

    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: __________, _____                    THE TORO COMPANY

[SEAL]

                                            By:____________________________
Attest:

____________________________

                         CERTIFICATE OF AUTHENTICATION

    This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



                                  FIRST TRUST NATIONAL ASSOCIATION, as Trustee

                                  By:_________________________________________
                                            Authorized Officer

                              [FORM OF ASSIGNMENT]

                                  ABBREVIATIONS

    The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM --     as tenants in common

    TEN ENT --     as tenants by the entireties

    JT TEN --      as joint tenants with right of survivorship and not as
                   tenants in common

    UNIF GIFT MIN ACT --____________________ Custodian ______________________
                              (Cust)                          (Minor)

    under Uniform Gifts to Minors ct_________________________________________
                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    _________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers unto

Please insert Social Security or other
Identifying Number of Assignee          ______________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

_________________________________

_________________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________________ Attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:  _________________________

                                            ________________________________

                                            ________________________________
                                            Notice:   The signature to this
                                                      assignment must
                                                      correspond with the
                                                      name as written on the
                                                      face of the within
                                                      instrument in every
                                                      particular, without
                                                      alteration or
                                                      enlargement, or any
                                                      change whatever.

                                                                     ANNEX II


NO. ________________                                             $_____________

                                   THE TORO COMPANY

                          7.80% DEBENTURE DUE JUNE 15, 2027


THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PRINCIPAL AMOUNT:

MATURITY DATE:   June 15, 2027

DATED DATE:

INTEREST RATE:   7.80%

CUSIP:   891092AD0

INTEREST PAYMENT DATES:   June 15 and December 15, commencing December 15,
                          1997

REGULAR RECORD DATES:   May 31 and November 30

    The Toro Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $__________________ on June 15, 2027 and to pay interest thereon from June 15, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 1997, at the rate of 7.80% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 31 or November 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

    Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

    Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 31, 1997 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and First Trust National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations or rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $100,000,000.

    The Securities of this series may be redeemed, in whole or in part, at the option of the Company at any time at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued interest thereon to the date of redemption or (ii) as determined by a Quotation Agent (as defined below), the sum of (x) the present value of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus (y) interest thereon, if any, accrued as of the date of redemption.

    "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.20%.

    "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

    "Comparable Treasury Price" means, with respect to any Redemption Date,
(A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

    "Quotation Agent" means the Reference Treasury Dealer appointed by the Trustee after consultation with the Company. "Reference Treasury Dealer" means (a) Goldman, Sachs & Co. and their successors; provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

    Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

    Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

    In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

    The Indenture contains provisions for Defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer of this Security or in exchange for or in lieu of this Security, whether or not notation of such consent or waiver is made upon this Security.

    As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Securities shall be governed by and construed in accordance with the laws of the State of New York.

    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: __________, _____                    THE TORO COMPANY

[SEAL]

                                            By:______________________________
Attest:

____________________________

                          CERTIFICATE OF AUTHENTICATION

    This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                  FIRST TRUST NATIONAL ASSOCIATION, as Trustee

                                  By:_________________________________________
                                            Authorized Officer

                               [FORM OF ASSIGNMENT]

                                  ABBREVIATIONS


    The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM --     as tenants in common

    TEN ENT --     as tenants by the entireties

    JT TEN --      as joint tenants with right of survivorship and not as
                   tenants in common

    UNIF GIFT MIN ACT --_________________ Custodian __________________________
                              (Cust)                        (Minor)

    under Uniform Gifts to Minors Act ________________________________________
                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    __________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers unto

Please insert Social Security or other
Identifying Number of Assignee           _____________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

___________________________

___________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________________ Attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:  _________________________


                                            ___________________________________

                                            ___________________________________
                                            Notice:   The signature to this
                                                      assignment must
                                                      correspond with the name
                                                      as written on the face of
                                                      the within instrument in
                                                      every particular, without
                                                      alteration or
                                                      enlargement, or any
                                                      change whatever.






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